EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Acer Therapeutics Inc. (the “Company”) on Form 10-K for the period ending December 31, 2019 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Harry Palmin, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2020	By:	/s/ Harry Palmin
Harry Palmin Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)